Document and Entity Information	12 Months Ended
Mar. 31, 2012
Entity Information [Line Items]
Entity Registrant Name	BIRKS & MAYORS INC.
Entity Central Index Key	0001179821
Document Type	20-F
Document Period End Date	Mar 31, 2012
Amendment Flag	false
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--03-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Class A Common Stock
Entity Information [Line Items]
Entity Common Stock, Shares Outstanding	3,673,615
Class B Common Stock
Entity Information [Line Items]
Entity Common Stock, Shares Outstanding	7,717,970
Series A Preferred Stock
Entity Information [Line Items]
Entity Common Stock, Shares Outstanding	0

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012	Mar. 26, 2011
Current assets:
Cash and cash equivalents	$ 3,127	$ 3,342
Accounts receivable	7,100	8,120
Inventories	143,475	141,843
Prepaids and other current assets	2,357	2,409
Total current assets	156,059	155,714
Property and equipment	25,796	26,270
Intangible assets	973	1,011
Other assets	2,339	1,328
Total non-current assets	29,108	28,609
Total assets	185,167	184,323
Current liabilities:
Bank indebtedness	61,557	61,928
Accounts payable	44,593	48,262
Accrued liabilities	12,991	9,092
Current portion of long-term debt	5,567	4,339
Total current liabilities	124,708	123,621
Long-term debt	45,398	45,976
Other long-term liabilities	3,433	3,386
Total long-term liabilities	48,831	49,362
Stockholders' equity:
Preferred stock - no par value, unlimited shares authorized, none issued
Additional paid-in capital	15,831	15,752
Accumulated deficit	(71,367)	(71,586)
Accumulated other comprehensive income	6,268	6,279
Total stockholders' equity	11,628	11,340
Total liabilities and stockholders' equity	185,167	184,323
Class A Common Stock
Stockholders' equity:
Common stock	22,283	22,282
Class B Common Stock
Stockholders' equity:
Common stock	$ 38,613	$ 38,613

Consolidated Balance Sheets (Parenthetical) (USD $)	Mar. 31, 2012	Mar. 26, 2011
Preferred stock, par value
Preferred stock, shares authorized	Unlimited	Unlimited
Preferred stock, shares issued
Class A Common Stock
Common stock, par value
Common stock, shares authorized	Unlimited	Unlimited
Common stock, shares issued	3,673,615	3,672,535
Common stock, shares outstanding	3,673,615	3,672,535
Class B Common Stock
Common stock, par value
Common stock, shares authorized	Unlimited	Unlimited
Common stock, shares issued	7,717,970	7,717,970
Common stock, shares outstanding	7,717,970	7,717,970

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 26, 2011	Mar. 27, 2010
Consolidated Statements of Operations [Abstract]
Net sales	$ 302,317	$ 270,948	$ 255,057
Cost of sales	169,087	154,640	150,405
Gross profit	133,230	116,308	104,652
Selling, general and administrative expenses	118,075	107,444	106,453
Depreciation and amortization	4,713	5,267	5,192
Impairment of long-lived assets			1,353
Total operating expenses	122,788	112,711	112,998
Operating income (loss)	10,442	3,597	(8,346)
Interest and other financing costs	10,200	11,319	11,127
Income (loss) before income taxes	242	(7,722)	(19,473)
Income tax expense (benefit)	23	24	(2)
Net income (loss)	$ 219	$ (7,746)	$ (19,471)
Weighted average common shares outstanding
Basic	11,392	11,390	11,390
Diluted	11,438	11,390	11,390
Net income (loss) per share
Basic	$ 0.02	$ (0.68)	$ (1.71)
Diluted	$ 0.02	$ (0.68)	$ (1.71)

Consolidated Statements of Stockholders' Equity (USD $) In Thousands, except Share data	Total	Voting common stock	Additional paid-in capital	Retained earnings (Accumulated deficit)	Accumulated other comprehensive income (loss)
Balance at Mar. 28, 2009	$ 34,968	$ 60,895	$ 15,702	$ (44,369)	$ 2,740
Balance, shares at Mar. 28, 2009		11,390,377
Net income (loss)	(19,471)			(19,471)
Cumulative translation adjustment	2,864				2,864
Total comprehensive income/loss	(16,607)
Compensation expense resulting from SARS granted to Directors	1		1
Compensation expense resulting from amendment of previously granted SARS and stock options to Management	25		25
Balance at Mar. 27, 2010	18,387	60,895	15,728	(63,840)	5,604
Balance, shares at Mar. 27, 2010		11,390,377
Net income (loss)	(7,746)			(7,746)
Cumulative translation adjustment	675				675
Total comprehensive income/loss	(7,071)
Compensation expense resulting from stock options granted to Management	19		19
Exercise of stock options, shares		128
Compensation expense resulting from amendment of previously granted stock options to employees	5		5
Balance at Mar. 26, 2011	11,340	60,895	15,752	(71,586)	6,279
Balance, shares at Mar. 26, 2011		11,390,505
Net income (loss)	219			219
Cumulative translation adjustment	(11)				(11)
Total comprehensive income/loss	208
Compensation expense resulting from stock options granted to Management	79		79
Exercise of stock options	1	1
Exercise of stock options, shares		1,080
Balance at Mar. 31, 2012	$ 11,628	$ 60,896	$ 15,831	$ (71,367)	$ 6,268
Balance, shares at Mar. 31, 2012		11,391,585

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 26, 2011	Mar. 27, 2010
Cash flows provided by operating activities:
Net income (loss)	$ 219	$ (7,746)	$ (19,471)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,992	5,788	5,922
Amortization of debt costs	830	1,614	1,615
Impairment of long-lived assets			1,353
Other operating activities, net	195	(238)	(422)
Decrease (increase) in:
Accounts receivable	940	1,563	2,188
Inventories	(3,357)	5,457	24,692
Prepaids and other current assets	41	(46)	531
(Decrease) increase in:
Accounts payable	(3,435)	3,277	12,321
Accrued liabilities and other long-term liabilities	4,158	645	466
Net cash provided by operating activities	4,583	10,314	29,195
Cash flows used in investing activities:
Additions to property and equipment	(4,511)	(2,567)	(1,725)
Proceeds from sale of assets held for sale		975
Other investing activities, net	(61)	(27)	86
Net cash used in investing activities	(4,572)	(1,619)	(1,639)
Cash flows used in financing activities:
Increase (decrease) in bank indebtedness	638	(3,380)	(26,529)
Repayment of obligations under capital leases	(1,937)	(2,743)	(1,724)
Payment of loan origination fees and costs	(1,907)		(110)
Repayment of long-term debt	(2,429)	(2,707)	(2,439)
Increase in long-term debt	5,502		4,328
Other financing activities	(61)	(29)	53
Net cash used in financing activities	(194)	(8,859)	(26,421)
Effect of exchange rate on cash	(32)	103	240
Net (decrease) increase in cash and cash equivalents	(215)	(61)	1,375
Cash and cash equivalents, beginning of year	3,342	3,403	2,028
Cash and cash equivalents, end of year	3,127	3,342	3,403
Supplemental disclosure of cash flow information:
Interest paid	9,066	9,866	10,106
Non-cash transactions:
Property and equipment additions acquired through capital leases	81	322	75
Property and equipment additions included in accounts payable and accrued liabilities	$ 558	$ 341	$ 197

Basis of presentation and future operations	12 Months Ended
Mar. 31, 2012
Basis of presentation and future operations [Abstract]
Basis of presentation and future operations
1.	Basis of presentation and future operations:

Basis of presentation

These consolidated financial statements include the accounts of the Canadian parent company Birks & Mayors and its wholly-owned subsidiary, Mayor’s Jewelers, Inc. (“Mayors”), and are reported in U.S. dollars and in accordance with accounting principles generally accepted in the U.S. These principles require management to make certain estimates and assumptions that affect amounts reported and disclosed in the financial statements and related notes. The most significant estimates include valuation of inventories and accounts receivable, provisions for income taxes, valuation of deferred tax assets and the recoverability of long-lived assets. Actual results could differ from these estimates. Periodically, the Company reviews all significant estimates and assumptions affecting the financial statements relative to current conditions and records the effect of any necessary adjustments. All significant intercompany accounts and transactions have been eliminated upon consolidation. The consolidated financial statements include certain reclassification of prior period amounts in order to conform to the current year presentation.

Future operations

These financial statements have been prepared on a going concern basis in accordance with generally accepted accounting principles in the U.S. The going concern basis of presentation assumes that the Company will continue its operations for the foreseeable future and be able to realize its assets and discharge its liabilities and commitments in the normal course of business. The difficult economic and retail environment over the past few years, especially in Florida (where the Company derives a significant portion of its revenues), have negatively impacted not only the Company’s operating performance, but its availability to sources of financing to fund its operations and its cost of capital. While the Company renewed its senior secured revolving credit facility and senior secured term loans in June 2011, the Company’s ability to fund its operations and meet its cash flow requirements is dependant upon its ability to maintain positive excess availability under its senior secured revolving credit facilities as described in note 6.

The Company believes that it will be able to adequately fund its operations and meet its cash flow requirements for the next twelve months. This determination, however, could be impacted by economic, financial, competitive, legislative and regulatory factors, as well as other events that are beyond the Company’s control. If any of the factors or events described previously result in operating performance being significantly lower than currently forecasted or if the Company’s senior lenders impose additional restrictions on its ability to borrow on the Company’s collateral or if the Company does not maintain positive excess availability under its senior secured revolving credit facilities, there could be significant uncertainty about the Company’s ability to continue as a going-concern, and its capacity to realize the carrying value of its assets and repay its existing and future obligations as they generally become due without additional financing which may not be available. These financial statements do not reflect adjustments that would be necessary if the going concern assumption was not appropriate.

Significant accounting policies	12 Months Ended
Mar. 31, 2012
Significant accounting policies [Abstract]
Significant accounting policies
2.	Significant accounting policies:

(a)	Revenue recognition:

Sales are recognized at the point of sale when merchandise is picked up by the customer or shipped to a customer. Shipping and handling fees billed to customers are included in net sales. Revenues for gift certificate sales and store credits are recognized upon redemption. Prior to recognition as a sale, gift certificates are recorded as accrued liabilities on the balance sheet. Based on historical redemption rates, gift certificates and store credits, not subject to unclaimed property laws, are recorded as income. Gift certificates and store credits outstanding and subject to unclaimed property laws are maintained as accrued liabilities until remitted in accordance with local ordinances.

Sales of consignment merchandise are recognized at such time as the merchandise is sold and are recorded on a gross basis because the Company is the primary obligor of the transaction, has general latitude on setting the price, has discretion as to the suppliers, is involved in the selection of the product and has inventory loss risk. Sales are reported net of returns and sales taxes. The Company generally gives its customers the right to return merchandise purchased by them within 10 to 90 days, depending on the product sold and records a provision at the time of sale for the effect of the estimated returns. Revenues for repair services are recognized when the service is delivered to and accepted by the customer.

Revenue related to the Company’s purchases of gold and other precious metals from our customers are recognized when the Company delivers the goods, and receives and accepts an offer from a refiner to purchase the gold and other precious metal.

(b)	Cost of sales:

Cost of sales includes direct inbound freight and duties, direct labor related to repair services, design and creative, the jewelry studio, inventory shrink, inventory thefts, and boxes (jewelry, watch and giftware). Indirect freight including inter-store transfers, purchasing and receiving costs, distribution costs and warehousing costs are included in selling, general and administrative expenses. Purchase discounts are recorded as a reduction of inventory cost and are recorded to cost of sales as the items are sold. Mark down dollars received from vendors are recorded as a reduction of inventory costs to the specific items to which they apply and are recognized in cost of sales once the items are sold. Other vendor allowances, primarily related to the achievement of certain milestones, are infrequent and insignificant and are recognized upon achievement of the specified milestone in cost of sales. Included in cost of sales is depreciation related to manufacturing machinery, equipment and facilities of $279,000, $521,000 and $730,000 for the years ended March 31, 2012, March 26, 2011 and March 27, 2010, respectively.

(c)	Cash and cash equivalents:

The Company considers all highly liquid investments purchased with original maturities of three months or less and amounts receivable from external credit card issuers to be cash equivalents. Amounts receivable from credit card issuers are included in cash and cash equivalents and are typically converted to cash within 2 to 4 days of the original sales transaction. These amounts totaled $1.9 million at March 31, 2012 and $1.7 million at March 26, 2011.

(d)	Accounts receivable:

Accounts receivable arise primarily from customers’ use of the Mayors credit card and sales to Birks & Mayors corporate customers. Several installment sales plans are offered to the Mayors credit card holders which vary as to repayment terms and finance charges assessed. Finance charges on Mayors’ consumer credit receivables, when applicable, accrue at rates ranging from 7.9% to 18% per annum. Finance charges on Mayors consumer credit accounts are not significant. The Company maintains allowances for doubtful accounts associated with the accounts receivable recorded on the balance sheet for estimated losses resulting from the inability of its customers to make required payments. The allowance is determined based on a combination of factors including, but not limited to, the length of time that the receivables are past due, the Company’s knowledge of the customer, economic and market conditions and historical write-off experiences. The Company classifies a receivable account as past due if a required payment amount has not been received within the allotted time frame (generally 30 days), after which internal collection efforts commence. Once all internal collection efforts have been exhausted and management has reviewed the account, the account is put on nonaccrual status and may be sent for external collection or legal action. Upon the suspension of the accrual of interest, interest income is recognized to the extent cash payments received exceed the balance of the principal amount owed on the account. After all collection efforts have been exhausted, including internal and external collection efforts, an account is written off.

The Company guarantees a portion of its private label credit card sales to its credit card vendor. The Company maintains a liability associated with these outstanding amounts. Similar to the allowance for doubtful accounts, the liability related to these guaranteed sales amounts are based on a combination of factors including the length of time the receivables are past due to the Company’s credit card vendor, the Company’s knowledge of the customer, economic and market conditions and historical write-off experiences of similar credits. If the financial conditions of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

(e)	Inventories:

Retail inventories and inventories of raw materials are valued at the lower of average cost or market. Inventories of work in progress and Company manufactured finished goods are valued at the lower of average cost (which includes material, labor and overhead costs) or market. The Company records provisions for lower of cost or market, damaged goods, and slow-moving inventory. The cost of inbound freight and duties are included in the carrying value of the inventories.

The allowance for inventory shrink is estimated for the period from the last physical inventory date to the end of the reporting period on a store by store basis and at our factories and distribution centers. Such estimates are based on experience and the shrink results from the last physical inventory. The shrink rate from the most recent physical inventory, in combination with historical experience, is the basis for providing a shrink allowance. Inventory is written down for estimated slow moving inventory equal to the difference between the cost of inventory and the estimated market value based on assumptions about future demand and market conditions. If actual market conditions are less favorable than those projected by management, additional inventory write-downs may be required.

(f)	Property and equipment:

Property and equipment are recorded at cost. Maintenance and repair costs are charged to selling, general and administrative expenses as incurred, while expenditures for major renewals and improvements are capitalized. Depreciation and amortization are computed using the straight-line method based on the estimated useful lives of the assets as follows:

Asset	Period
Buildings	Lesser of term of the lease or the economic life
Leasehold improvements	Lesser of term of the lease or the economic life
Software and electronic equipment	3 – 10 years
Molds	2 – 5 years
Furniture and fixtures	5 – 8 years
Equipment and vehicles	3 – 8 years

(g)	Intangible assets:

Trademarks and tradenames are amortized using the straight-line method over a period of 15 to 20 years. The Company had $1.6 million and $1.5 million of unamortized intangible assets at March 31, 2012 and March 26, 2011, respectively. The Company had $0.6 million and $0.5 million of accumulated amortization of intangibles at March 31, 2012 and March 26, 2011, respectively.

(h)	Deferred financing costs:

The Company amortizes deferred financing costs incurred in connection with its financing agreements using the effective interest method over the related period of the financing. Such deferred costs are included in other assets in the accompanying consolidated balance sheets.

(i)	Warranty accrual:

The Company generally provides warranties on its jewelry and watches for periods extending up to three years and has a battery replacement policy for its private label watches. The Company accrues a liability based on its historical repair costs for such warranties.

(j)	Income taxes:

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial statement reporting purposes and the bases for income tax purposes, and (b) operating losses and tax credit carryforwards. Deferred income tax assets are evaluated and, if realization is not considered to be more-likely-than-not, a valuation allowance is provided (see note 9(a)).

(k)	Foreign exchange:

Monetary assets and liabilities denominated in foreign currencies are translated at the rates of exchange in effect at the balance sheet date. Other balance sheet items denominated in foreign currencies are translated at the rates prevailing at the respective transaction dates. Revenue and expenses denominated in foreign currencies are translated at average rates prevailing during the year. (Losses) gains on foreign exchange of ($0.3) million, $0.4 million and $1.5 million are recorded in cost of goods sold for the years ended March 31, 2012, March 26, 2011 and March 27, 2010, respectively and ($113,000), $12,000 and $0.7 million of (losses) gains on foreign exchange were recorded in interest and other financial costs related to U.S. dollar denominated debt of the Company’s Canadian operations for the years ended March 31, 2012, March 26, 2011 and March 27, 2010, respectively.

Birks & Mayors’ Canadian operations’ functional currency is the Canadian dollar while the reporting currency of the Company is the U.S. dollar. The assets and liabilities denominated in Canadian dollars are translated for reporting purposes at exchange rates in effect at the balance sheet dates. Revenue and expense items are translated at average exchange rates prevailing during the periods. The resulting gains and losses are accumulated in other comprehensive income.

(l)	Asset impairment:

The Company periodically reviews the estimated useful lives of its depreciable assets and changes in useful lives are made on a prospective basis unless factors indicate the carrying amounts of the assets may not be recoverable and an impairment write-down is necessary. However, the Company will review its long-lived assets for impairment once events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Measurement of an impairment loss for such long-lived assets would be based on the difference between the carrying value and the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell. No impairment charge was required in fiscal 2012 and 2011. During fiscal 2010, the Company’s evaluation resulted in the determination that the carrying value of long-lived assets, primarily leasehold improvements at certain of the Company’s U.S. retail stores would likely not be recovered through estimated future cash flows, considering assumptions regarding the expected lives of those assets. As a result, the Company recorded an impairment charge of $0.9 million in fiscal 2010, to reduce the carrying value of these assets to their estimated fair value. During fiscal 2010, the Company also evaluated the carrying value of assets held for sale to determine if, based on market conditions, the value of these assets should be adjusted. Based on offers to purchase and third-party real estate valuation sources at the time, the Company determined that the carrying value of these assets were higher than the estimated market value less selling costs. Accordingly, the Company recorded an impairment charge of $0.5 million during fiscal 2010.

(m)	Advertising and marketing costs:

Advertising and marketing costs are generally charged to expense as incurred and are included in selling, general and administrative expenses in the consolidated statements of operations. However, certain expenses such as those related to catalogs are expensed at the time such catalogs are shipped to recipients. The Company and its vendors participate in cooperative advertising programs in which the vendors reimburse the Company for a portion of certain specific advertising costs which are netted against advertising expense in selling, general and administrative expenses, and amounted to $2.9 million, $2.9 million and $2.5 million in the years ended March 31, 2012, March 26, 2011 and March 27, 2010, respectively. Advertising and marketing expense, net of vendor cooperative advertising allowances, amounted to $9.9 million, $8.0 million and $9.5 million in the years ended March 31, 2012, March 26, 2011 and March 27, 2010, respectively.

(n)	Pre-opening expenses:

Pre-opening expenses related to the opening of new and relocated stores are expensed in the period incurred.

(o)	Operating leases:

All material lessor incentive amounts on operating leases are deferred and amortized as a reduction of rent expense over the term of the lease. Rent expense is recorded on a straight-line basis, which takes into effect any rent escalations, rent holidays and fixturing periods. Lease terms are from the inception of the fixturing period until the end of the initial lease term and generally exclude renewal periods, however, renewal periods would be included in instances in which the exercise of the renewal period option would be reasonably assured and failure to exercise such option would result in an economic penalty. Contingent rent payments vary by lease, are based on a percentage of revenue above a predetermined sales level and are expensed when it becomes probable the sales levels will be achieved. This level is different for each location and includes and excludes various types of sales.

(p)	Earnings per common share:

The following table sets forth the computation of basic and diluted earnings per common share for the years ended March 31, 2012, March 26, 2011 and March 27, 2010:

	Fiscal Year Ended
	March 31, 2012	March 26, 2011	March 27, 2010
	(In thousands, except per share data)
Basic income (loss) per common share computation:
Numerator:
Net income (loss)	$219	$(7,746)	$(19,471)
Denominator:
Weighted-average common shares outstanding	11,392	11,390	11,390
Income (loss) per common share	$0.02	$(0.68)	$(1.71)

Diluted income (loss) per common share computation:
Numerator:
Net income (loss)	$219	$(7,746)	$(19,471)
Denominator:
Weighted-average common shares outstanding	11,392	11,390	11,390
Dilutive effect of stock options, warrants and stock appreciation rights (SARs)	46	—	—

Weighted-average common shares outstanding – diluted	11,438	11,390	11,390

Diluted income (loss) per common share	$0.02	$(0.68)	$(1.71)

For the year ended March 31, 2012, the effect from the assumed exercise of 230,694 shares underlying outstanding stock options and 382,693 shares underlying outstanding warrants were excluded from the computation of net income per diluted share due to their antidilutive effect. For the year ended March 26, 2011, the effect from the assumed exercise of 547,326 shares underlying outstanding stock options, 382,693 shares underlying outstanding warrants, and 21,737 shares underlying outstanding stock appreciation rights were excluded from the computation of net loss per diluted share due to their antidilutive effect. For the year ended March 27, 2010, the effect from the assumed exercise of 676,454 shares underlying outstanding stock options, 382,693 shares underlying outstanding warrants, and 21,737 shares underlying outstanding stock appreciation rights were excluded from the computation of net loss per diluted share due to their antidilutive effect.

(q)	Commodity and currency risk:

The Company has exposure to market risk related to gold, silver, platinum and diamond purchases and foreign exchange risk. The Company may periodically enter into gold futures contracts to economically hedge a portion of these risks. During the years and as at March 31, 2012 and March 26, 2011, there were no contracts outstanding.

Accounts receivable	12 Months Ended
Mar. 31, 2012
Accounts receivable [Abstract]
Accounts receivable
3.	Accounts receivable:

Accounts receivable at March 31, 2012 and March 26, 2011 consist of the following:

	As of
	March 31, 2012	March 26, 2011
	(In thousands)
Customer trade receivables	$5,135	$6,502
Other receivables	1,965	1,618

	$7,100	$8,120

Included in customer trade receivables as of March 31, 2012 and March 26, 2011, was $0.2 million and $0.7 million, respectively, of net trade receivables on nonaccrual status.

Continuity of the allowance for doubtful accounts is as follows (in thousands):

Balance March 28, 2009	$1,789
Additional provision recorded	1,143
Net write-offs	(414)

Balance March 27, 2010	2,518
Additional provision recorded	247
Net write-offs	(283)

Balance March 26, 2011	2,482
Additional provision recorded	231
Net write-offs	(248)

Balance March 31, 2012	$2,465

Certain sales plans relating to customers’ use of Mayors credit cards provide for revolving lines of credit and/or installment plans under which the payment terms exceed one year. These receivables, amounting to approximately $3.7 million and $3.8 million at March 31, 2012 and March 26, 2011, respectively, are included in accounts receivable in the accompanying consolidated balance sheets.

Inventories	12 Months Ended
Mar. 31, 2012
Inventories [Abstract]
Inventories
4.	Inventories:

Inventories are summarized as follows:

	As of
	March 31, 2012	March 26, 2011
	(In thousands)
Raw materials	$5,134	$4,420
Work in progress	1,233	655
Retail inventories and manufactured finished goods	137,108	136,768

	$143,475	$141,843

Continuity of the obsolescence reserve for inventory is as follows (in thousands):

Balance March 28, 2009	$2,978
Additional charges	2,625
Deductions	(713)

Balance March 27, 2010	4,890
Additional charges	1,535
Deductions	(1,339)

Balance March 26, 2011	5,086
Additional charges	2,462
Deductions	(2,868)

Balance March 31, 2012	$4,680

Property and equipment	12 Months Ended
Mar. 31, 2012
Property and equipment [Abstract]
Property and equipment
5.	Property and equipment:

The components of property and equipment are as follows:

	As of
	March 31, 2012	March 26, 2011
	(In thousands)
Land	$6,520	$6,661
Buildings	9,478	9,462
Leasehold improvements	46,944	49,120
Equipment and vehicles	2,360	2,338
Molds	1,254	6,092
Furniture and fixtures	9,983	10,356
Software and electronic equipment	19,476	19,063

	96,015	103,092
Accumulated depreciation	(70,219)	(76,822)

	$25,796	$26,270

Property and equipment, having a cost of $19.5 million and a net book value of $11.0 million at March 31, 2012, and a cost of $20.3 million and a net book value of $12.1 million at March 26, 2011, are under capital leasing arrangements.

Bank indebtedness	12 Months Ended
Mar. 31, 2012
Long-term debt/Bank indebtedness [Abstract]
Bank indebtedness
6.	Bank indebtedness:

During fiscal 2012, the Company executed an amendment and extension of its $132 million senior secured revolving credit facility and $12.5 million senior secured term loan which were set to expire in December 2011. The $132 million senior secured revolving credit facility was amended and extended for a total of $115 million and bears interest at a floating rate of LIBOR plus 2.25% to LIBOR plus 3.0% (based on interest coverage and excess availability thresholds). Prior to the amendment, the $132 million senior secured revolving credit facility bore interest in the range of LIBOR plus 2.5% to LIBOR plus 3.0% (based on excess availability thresholds) for up to a $124 million tranche of the facility and in the range of LIBOR plus 4.5% to LIBOR plus 5.0% (based on excess availability thresholds) for an $8 million tranche of the facility. During fiscal 2012, in conjunction with the amendment and extension of the senior secured revolving credit facility, the Company’s $12.5 million senior secured term loan bearing interest at the greater of 16% per annum or one-month LIBOR plus 12% was also amended and extended for a total of $18 million and is subordinated in lien priority to the senior secured revolving credit facility and bears interest at a rate of the greater of 11% per annum or one-month LIBOR based rate plus 8%. These two credit facilities have a four-year term expiring in June 2015 and will be used to finance working capital, capital expenditures and provide liquidity to fund the Company’s day-to-day operations and for other general corporate purposes. The amended senior secured credit facilities provide that no financial covenants, other than the Company’s limitation on paying dividends, are required to be met other than maintaining positive excess availability at all times.

As of March 31, 2012 and March 26, 2011, bank indebtedness consisted solely of the Company’s senior secured revolving credit facility which had an outstanding balance of $61.6 million and $61.9 million, respectively. The senior secured revolving credit facility is collateralized by substantially all of the Company’s assets. The Company’s ability to fund its operations and meet its cash flow requirements is dependant upon its ability to maintain positive excess availability under its senior credit facilities. Under the terms of the amended and restated facilities, both the senior secured revolving credit facility administrative agent and the senior secured term loan administrative agent may impose, at any time, discretionary reserves, which would lower the level of borrowing availability under the Company’s senior secured revolving credit facility (customary for asset based loans), at their reasonable discretion, to: i) ensure that the Company maintain adequate liquidity for the operation of its business, ii) cover any deterioration in the amount or value of the collateral and iii) reflect impediments to the lenders to realize upon the collateral. There is no limit to the amount of discretionary reserves that the Company’s senior secured revolving credit facility administrative agent may impose at its reasonable discretion. However, the Company’s senior secured term loan administrative agent’s ability to impose discretionary reserves at its reasonable discretion is limited to 5% of the term loan borrowing capacity. No discretionary reserves were imposed during fiscal 2012, 2011 and 2010.

While the Company’s senior secured revolving credit facility lenders or their administrative agent have not historically imposed such a restriction, it is uncertain whether conditions could change and cause such a reserve to be imposed in the future. In addition, the value of the Company’s inventory is periodically assessed by its lenders and based upon these reviews the Company’s borrowing capacity could be significantly increased or decreased. Another factor impacting the Company’s excess availability includes, among others, changes in the U.S. and Canadian dollar exchange rate, which could increase or decrease the Company’s borrowing availability. Furthermore, a $12.5 million and a $5.0 million seasonal availability block is imposed by the senior secured revolving credit facility administrative agent and the senior secured term loan administrative agent each year from December 20th to January 20th and from January 21st to February 10th, respectively, and both the Company’s senior secured revolving credit facility and the senior secured term loan are subject to cross default provisions with all other loans by which if the Company is in default with any other loan, the default will immediately apply to both the senior secured revolving credit facility and the senior secured term loan. As of March 31, 2012, a 100 basis point strengthening or weakening of the Canadian versus the U.S. dollar would cause an approximate $249,000 increase or decrease in the amount of excess availability. The Company’s excess borrowing capacity was $23.7 million as of March 31, 2012.

The senior secured revolving credit facility also contains limitations on the Company’s ability to pay dividends, more specifically, among other limitations, the Company can pay dividends only at certain excess borrowing capacity thresholds and the aggregate dividend payment for the twelve-month period ended as of any fiscal quarter cannot exceed 33% of the consolidated net income for such twelve-month period. Additionally, the Company is required to maintain a fixed charge coverage ratio of at least 1.30 to 1.00 and a minimum excess availability of $30 million in order to qualify for payment of dividends. Besides these financial covenants related to paying dividends, the terms of this facility provide that no financial covenants are required to be met.

The information concerning the Company’s senior secured credit facility is as follows:

	Fiscal Year Ended
	March 31, 2012	March 26, 2011
	(In thousands)
Maximum borrowing outstanding during the year	$88,143	$90,636
Average outstanding balance during the year	$71,045	$69,907
Weighted average interest rate for the year	3.6%	3.8%
Effective interest rate at year-end	3.6%	4.0%

As security for the bank indebtedness, the Company has provided some of its lenders the following: (i) general assignment of all accounts receivable, other receivables and trademarks; (ii) general security agreements on all of the Company’s assets; (iii) insurance on physical assets in a minimum amount equivalent to the indebtedness, assigned to the lenders; (iv) a mortgage on moveable property (general) under the Civil Code (Québec) of $250,225,000 (CAN$250,000,000); (v) lien on machinery, equipment and molds and dies; and (vi) a pledge of trademark and stock of the Company’s subsidiaries.

Long-term debt	12 Months Ended
Mar. 31, 2012
Long-term debt/Bank indebtedness [Abstract]
Long-term debt
7.	Long-term debt:

(a)	Long-term debt consists of the following:

	As of
	March 31, 2012	March 26, 2011
	(In thousands)
Senior secured term loans that are subordinated in lien priority to the Company’s senior secured revolving credit facility and bears interest at an annual rate of the greater of 11% per annum or one-month LIBOR based rate plus 8% with a four-year term expiring in June 2015.	$18,000	$12,500
Obligation under capital lease on land and building, pursuant to a sale-leaseback transaction. The term loan is being amortized using an implicit annual interest rate of 10.74% over the term of the lease of 20 years with a balloon payment and is repayable in monthly installments of approximately $152,637 (Cdn$152,500). The balance at March 31, 2012 and March 26, 2011 was Cdn$14,333,000 and Cdn$14,607,000, respectively.	14,346	14,939
Term loan from Investissement Québec of Cdn$10 million, bearing interest at an annual rate of prime plus 5.5%, repayable beginning in April 2012 in 48 equal monthly capital repayments of $208,521 (Cdn$208,333), secured by the assets of the Company.	10,009	10,227
Obligations under capital leases, at annual interest rates between 6% and 10%, secured by leasehold improvements, furniture, and equipment, maturing at various dates to May 2015.	2,289	3,900
Non-interest bearing notes payable with a 10% imputed interest rate entered into in connection with the acquisition of certain assets of Brinkhaus, repaid in three equal installments of $1,739,000 (Cdn$1,700,000, including imputed interest), payable in June 2009, April 2010 and April 2011. The balance at March 31, 2012 and March 26, 2011 was Cdn$0 and Cdn$1,686,000, respectively.	–	1,724
Cash advance provided by the Company’s controlling shareholder bearing interest at an annual rate of 11%, plus withholding taxes (Note 14(c))	5,000	5,000
Term loan from Investissement Québec, bearing interest at an annual rate of prime plus 3.5%, repayable beginning in May 2009 in 20 monthly capital repayments of $36,000 (Cdn$35,000) and thereafter 40 monthly payments of $56,200 (Cdn$55,000), secured by the assets of the Company and subject to certain financial covenants. The balance at March 31, 2012 and March 26, 2011 was Cdn$1,320,000 and Cdn$1,980,000, respectively. (b)	1,321	2,025

	50,965	50,315
Current portion of long-term debt	5,567	4,339

	$45,398	$45,976

(b)

The Company must comply with certain financial covenants associated with one of its terms loans with Investissement Quebec reflected in the preceding table. As of March 31, 2012, the Company was in compliance with these financial covenants.

(c)	Future minimum lease payments for capital leases required in the following five years and thereafter are as follows (in thousands):

Year ending March:
2013	$4,005
2014	2,142
2015	2,125
2016	2,090
2017	2,216
Thereafter	14,831

27,409
Less imputed interest	10,774

$16,635

(d)	Principal payments on long-term debt required in the following five years and thereafter, including obligations under capital leases, are as follows:

Year ending March:
2013	$5,567
2014	3,811
2015	3,203
2016	21,244
2017	958
Thereafter	16,182

$50,965

(e)	As of March 31, 2012 and March 26, 2011, the Company had $1.8 million and $1.9 million, respectively, of outstanding letters of credit which were provided to certain lenders.

Benefit plans and stock-based compensation	12 Months Ended
Mar. 31, 2012
Benefit plans and stock-based compensation [Abstract]
Benefit plans and stock-based compensation
8.	Benefit plans and stock-based compensation:

(a)	Stock option plans and arrangements:

(i)	The Company can issue stock options and SARs to executive management, key employees and directors under a stock-based compensation plan.

The Company has a Long-Term Incentive Plan under which awards may be made in order to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and to promote the success of the Company. Any employee or consultant selected by the administrator is eligible for any type of award provided for under the Long-Term Incentive Plan, except that incentive stock options may not be granted to consultants. The Long-Term Incentive Plan provides for the grant of units and performance units or share awards. The Long-Term Incentive Plan authorizes the issuance of 900,000 Class A voting shares, which consist of authorized but unissued Class A voting shares. The Company is restricted from issuing Class A voting shares or equity based awards under this program without the approval of the shareholders of the Company if such issuance, when combined with the Class A voting shares issuable under this plan or any of the Company’s other equity incentive award plans exceeds 1,304,025 Class A voting shares. As of March 31, 2012, there were 32,320 cash-based stock appreciation rights that were granted under the Long-Term Incentive Plan. The stock appreciation rights outstanding under the Long-Term Incentive Plan have a weighted average exercise price of $4.35. As of March 31, 2012, there were stock options to purchase 230,000 shares outstanding under the Long-Term Incentive Plan. During fiscal 2012, stock options to purchase 175,000 shares of the Company’s Class A voting shares were issued with a three year vesting period, an average exercise price of $1.07 and an expiration date of 10 years after the grant date. The weighted-average grant-date fair value of the options granted during fiscal 2012 was $1.02. The fair values of the newly issued options were calculated as of the date of their grant, using the Black-Scholes pricing model with the following weighted-average assumptions: Dividend yield – 0%; Expected volatility—97.8%; Risk-free interest rate – 2.19%; and expected term in years – 10 years. The intrinsic value of the outstanding options as of March 31, 2012 was zero as the strike price for all options outstanding were equal to or greater than the Company’s stock price on March 31, 2012. The unrecognized compensation related to the non-vested portion of stock options granted as of March 31, 2012 was $153,000. Total compensation cost for options recognized in earnings was $68,000 and $19,000 during fiscal 2012 and 2011, respectively. No stock-based awards were issued or outstanding under this plan in fiscal 2010.

The Company has outstanding employee stock options issued under the Birks Employee Stock Option Plan (the “Birks ESOP”). The Birks ESOP was authorized to issue 237,907 shares or 10% of non-voting common stock. The granting of options, the exercise price and the related vesting period were determined at the discretion of the Board of Directors. The lives of the options issued under the Birks ESOP were not to exceed 10 years with options vesting generally pro-rata over four years. Effective November 15, 2005, no awards are permitted to be granted under the Birks ESOP. However, the Birks ESOP will remain in effect until the outstanding awards issued under the plan terminate or expire by their terms. In March 2010, the Company offered employees who held options under this plan the right to amend their current options. The amended options terms would be consistent with the original grant except that the new options would have a lower exercise price, be exercisable for a lesser number of the Company’s Class A voting shares, have a new ten-year term and be subject to different terms in the event of a change in control or if the Company had a going-private transaction. The offer to amend expired on April 16, 2010. Effective April 16, 2010, pursuant to the offer to amend, the Company received tendered eligible stock options covering 47,353 shares of its Class A voting shares all of which were fully vested and provided amended fully vested options to purchase up to 9,470 shares of the Company’s Class A voting shares, thereby reducing the number of shares issuable upon exercise of outstanding options by 37,883 shares. The amended options have an exercise price of $1.05 per share. As of March 31, 2012, March 26, 2011 and March 27, 2010, there were 8,174, 10,142 and 49,817 Class A voting shares underlying options granted under the Birks ESOP, respectively.

The fair value of the cancelled and newly issued options were estimated as of April 16, 2010, using the Black-Scholes pricing model with the following weighted-average assumptions used for the cancelled and newly issued options as of April 16, 2010:

	Cancelled Options	Newly Issued Options
Dividend yield	0%	0%
Expected volatility	116.6%	95.0%
Risk-free interest rate	0.96%	3.79%
Expected term in years	1.9	10.0

No compensation expense was required to be recorded related to the amended option transaction and no compensation income or expense was required to be recorded for the outstanding option under this plan for the years ended March 31, 2012, March 26, 2011 and March 27, 2010, respectively.

(ii)

The Company had previously issued options to the Company’s former Chief Executive Officer under a separate employment agreement. On March 16, 2010, the Company entered into an amendment to the employment agreement with the Company’s former Chief Executive Officer to cancel the outstanding options to purchase 509,121 Class A voting shares at exercise prices ranging from CAN $6.00 to CAN $7.00 granted under his previous employment agreement including the right to purchase shares under an anti-dilutive feature and grant new stock options to purchase 242,944 Class A voting shares of the Company. These new options are exercisable for a purchase price of $1.00 per share. The options issued to the Company’s former Chief Executive Officer are currently exercisable and expire on March 31, 2014. Compensation expense of $24,000 was recorded associated with the cancellation and issuance of the new options for the year ended March 27, 2010. The fair values of the cancelled and newly issued options were estimated as of March 16, 2010, using the Black-Scholes pricing model with the following weighted-average assumptions used for both the cancelled and newly issued options:

March 16, 2010
Dividend yield	0%
Expected volatility	94.4%
Risk-free interest rate	3.66%
Expected term in years	10

No compensation income or expense was required to be recorded for the outstanding option of the Company’s former Chief Executive Officer for the years ended March 31, 2012 and March 26, 2011, respectively.

(iii)

As of March 31, 2012, the Company had outstanding 15,000 options granted to current and former members of its Board of Directors to acquire Class A voting shares of the Company for a purchase price of CAN$7.73 exercisable at any time until April 23, 2014. No compensation expense (income) was recorded during the years ended March 31, 2012, March 26, 2011 and March 27, 2010, respectively.

The following is a summary of the activity of Birks’ stock option plans and arrangements. The weighted average exercise price for Canadian priced options in the summary below have been converted to U.S. dollars using the exchange rate for Canadian and U.S. dollars as of March 31, 2012:

	Options	Weighted average exercise price
Outstanding March 28, 2009	727,581	$6.54
Granted	242,944	1.00
Cancelled	(509,121)	6.45
Forfeited	(153,643)	6.42

Outstanding March 27, 2010	307,761	2.37
Granted	64,470	1.22
Cancelled	(47,353)	7.35
Forfeited	(1,664)	5.50
Exercised	(128)	1.05

Outstanding March 26, 2011	323,086	1.39
Granted	175,000	1.07
Exercised	(1,080)	1.05
Cancelled	(888)	7.07

Outstanding March 31, 2012	496,118	$1.26

A summary of the status of Birks’ stock options at March 31, 2012 is presented below:

	Options outstanding			Options exercisable
Exercise price	Number outstanding	Weighted average remaining life (years)	Weighted average exercise price	Number exercisable	Weighted average exercise price
$ 1.00	242,944	2.0	$1.00	242,944	$1.00
$ 1.01-1.05	157,674	9.7	1.04	7,674	1.05
$ 1.25	80,000	8.7	1.25	18,333	1.25
$ 7.73	15,500	2.0	7.73	15,500	7.73

	496,118	5.5	$1.26	284,451	$1.38

Included in the above calculation are 242,944 options to purchase Class A voting shares held by the Company’s former Chief Executive Officer which expire on March 31, 2014.

(iv)

Under plans approved by the former Board of Directors of Mayors, the Company has outstanding stock options and SARs issued to employees and members of the Company’s Board of Directors. Under these plans, the option price was required to equal the market price of the stock on the date of the grant or in the case of an individual who owned 10% or more of the common stock of Mayors, the minimum price was to be set at 110% of the market price at the time of issuance. Options granted under these programs generally became exercisable from six months to three years after the date of grant, provided that the individual was continuously employed by Mayors, or in the case of directors, remained on the Board of Directors. All options generally expired no more than ten years after the date of grant. No further awards will be granted under these plans. However, these plans will remain effective until the outstanding awards issued under the plans terminate or expire by their terms. In March 2010, the Company offered employees who held these options the right to amend their current options. The amended options terms would be consistent with the original grant except that the new options would have a lower exercise price, be exercisable for a lesser number of the Company’s Class A voting shares, have a new ten-year term and be subject to different terms in the event of a change in control or if the Company had a going-private transaction. The offer to amend expired on April 16, 2010. Effective April 16, 2010, pursuant to the offer to amend, the Company received tendered eligible stock option covering 38,433 shares of its Class A voting shares, all of which were fully vested and provided fully vested amended options to purchase up to 2,607 shares of the Company’s Class A voting shares, thereby reducing the number of shares issuable upon exercise of outstanding options by 35,826 shares. The amended options have an exercise price of $1.05 per share. The fair value of the cancelled and newly issued options were estimated as of April 16, 2010, using the Black-Scholes pricing model with the following weighted-average assumptions used for the cancelled and newly issued options as of April 16, 2010:

	Cancelled Options	Newly Issued Options
Dividend yield	0%	0%
Expected volatility	128.1%	95.0%
Risk-free interest rate	0.57%	3.79%
Expected term in years	1.2	10.0

Compensation expense of $5,000 was recorded during the year ended March 26, 2011 related to the stock option amendments. No compensation expense was required to be recorded related to the options outstanding under this program for the years ended March 31, 2012 and March 27, 2010, respectively.

The Company also has outstanding, SARs previously issued under the Mayors plan to members of senior management. During the year ended March 27, 2010, 4,347 SARs were cancelled. On March 16, 2010, the Company amended the remaining outstanding SARS by reducing the number of Class A voting shares that are subject to the amended SARS from 108,687 to 21,737 with the exercise price decreasing from $6.21 to $1.00. The amended SARS were given a new 10 year term and are fully exercisable. As of March 31, 2012, the weighted-average remaining contractual life of these awards was 3.2 years and the aggregate intrinsic value was $1,000. The Company recorded $1,000 related to the amendment of the outstanding SARs for fiscal 2010. No compensation expense was recorded in fiscal 2012 and 2011 related to these SARS issued under this plan.

The Company issued new shares to satisfy share-based awards and exercise of stock options. During fiscal 2012, 2010 and 2009, respectively, no cash was used to settle equity instruments granted under share-based payment arrangements and as of March 31, 2012, all of the Company’s stock options were out-of-the-money.

The following is a summary of the activity of Mayors stock option plans:

	Options	Weighted average exercise price
Outstanding March 28, 2009	285,592	$12.30
Forfeited/cancelled	(16,327)	24.69

Outstanding March 27, 2010	269,265	11.55
Forfeited/cancelled	(47,632)	30.51
Granted	2,607	1.05

Outstanding March 26, 2011	224,240	7.40
Forfeited/cancelled	(6,494)	52.33

Outstanding March 31, 2012	217,746	$6.06

A summary of the status of the option plans at March 31, 2012 is presented below:

Range of exercise prices	Number outstanding	Options outstanding and exercisable
		Weighted average remaining life (years)	Weighted average exercise price
$ 1.05 – 1.05	2,552	8.0	$1.05
$ 2.65 – 3.98	203,461	0.5	3.17
$ 6.00 – 9.00	7,821	2.0	8.16
$68.61 – 155.27	3,912	0.5	155.27

	217,746	0.6	$6.06

Included in the above calculation are 130,425 options that were granted to the Company’s former Chief Executive Officer which expire on October 1, 2012.

(b)

As of March 31, 2012, the Company had outstanding warrants exercisable into 382,693 shares of the Company’s Class A voting shares. These warrants have a weighted average exercise price of $3.42 per share. As of November 1, 2005, these awards were fully-vested and no additional compensation expense will be recognized.

(c)

In connection with its term loan agreement executed in 2003 with Investissement Québec, the lender was entitled to 99,428 options to purchase Class A voting shares at $4.62 (Cdn$4.52) per share. These options expired during fiscal 2011. During fiscal 2011, the Company recorded $17,000 reduction in selling and general administrative expense related to these options. The Company recorded $15,000 of additional interest expense related to these options during fiscal 2010. Interest expense associated with these options in fiscal 2010 was recorded in interest and other financial costs in the Company’s consolidated statement of operations.

(d)	Employee stock purchase plan:

The Company has an Employee Stock Purchase Plan (“ESPP”) that permits eligible employees, which does not include executives of the Company, to purchase the Company’s Class A voting stock at 85% of the Class A voting shares fair market value through regular payroll deductions. A total of 100,000 shares of the Company’s Class A voting shares are reserved for issuance under the ESPP. As of March 31, 2012, 99,995 Class A voting shares were outstanding under the ESPP and no additional shares will be issued under this plan.

No shares were issued under the plan in fiscal 2012, 2011 and 2010.

(e)	Profit sharing plan:

Mayors has a 401(k) Profit Sharing Plan & Trust (the “Plan”), which permits eligible employees to make contributions to the Plan on a pretax salary reduction basis in accordance with the provisions of Section 401(k) of the Internal Revenue Code. Mayors historically made cash contributions of 25% of the employee’s pretax contribution, up to 4% of Mayors employee’s compensation, in any calendar year. Effective January 1, 2009, the Company exercised its right to cancel all future matching contributions to the Plan and as such, no additional matching cash payments were made to the Plan during fiscal 2010, 2011 and 2012.

Income taxes	12 Months Ended
Mar. 31, 2012
Income taxes [Abstract]
Income taxes
9.	Income taxes:

(a)

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of March 31, 2012, the Company had no accrued interest related to uncertain tax positions due to available tax loss carry forwards. The tax years 2008 through 2012 remain open to examination by the major taxing jurisdictions to which the Company is subject.

The Company evaluates its deferred tax assets to determine if any adjustments to its valuation allowances are required. As part of this analysis, the Company could not reach the required conclusion that it would be able to more likely than not realize the value of both its U.S. and Canadian net deferred tax assets in the future. As a result, the Company has a non-cash valuation allowance of $57.2 million against the full value of the Company’s net deferred tax assets.

The significant items comprising the Company’s net deferred tax assets at March 31, 2012 and March 26, 2011 are as follows:

	Fiscal Year Ended
	March 31, 2012	March 26, 2011
	(In thousands)
Deferred tax assets:
Loss and tax credit carry forwards	$41,018	$41,576
Difference between book and tax basis of property and equipment	4,015	5,165
Interest expense limitations carry forward	5,127	3,820
Inventory allowances	834	1,231
Other reserves not currently deductible	1,080	1,069
Capital lease obligation	3,759	3,915
Expenses not currently deductible	1,276	725
Other	134	294

Net deferred tax asset before valuation allowance	57,243	57,795
Valuation allowance	(57,243)	(57,795)

Net deferred tax asset	$–	$–

The following table reconciles the unrecognized tax benefits at March 31, 2012 and March 26, 2011:

	Fiscal Year Ended
	March 31, 2012	March 26, 2011
	(In thousands)
Unrecognized tax benefits at the beginning of the year	$–	$–
Gross increase – tax position in current period	332	444
Applied against certain element of deferred tax assets	(332)	(444)

Unrecognized tax benefits at the end of the year	$–	$–

All unrecognized tax benefits would affect the effective tax rate if recognized.

The Company’s income tax expense (benefit) consists of the following components:

	Fiscal Year Ended
	March 31, 2012	March 26, 2011	March 27, 2010
	(In thousands)
Income tax expense (benefit):
Current	$332	$444	$461
Deferred	(820)	(4,789)	(7,266)
Valuation allowance	511	4,369	6,803

Income tax expense (benefit)	$23	$24	$(2)

The Company’s current federal tax payable at March 31, 2012, March 26, 2011, and March 27, 2010, was $25,000 for each of these three years.

The Company’s provision (benefit) for income taxes varies from the amount computed by applying the statutory income tax rates for the reasons summarized below:

	Fiscal Year Ended
	March 31, 2012	March 26, 2011	March 27, 2010
Canadian statutory rate	27.5%	29.3%	30.9%
Rate differential for U.S. operations	(139.1)%	13.9%	6.7%
Adjustment to valuation allowance	493.9%	(62.4)%	(37.2)%
Utilization of unrecognized losses and other tax attributes	(395.5)%	17.8%	–
Permanent differences and other	22.7%	1.1%	(0.4)%

Total	9.5%	(0.3)%	0.0%

(b)	At March 31, 2012, the Company had federal non-capital losses of Cdn$20.3 million and investment tax credits (“ITC’s”) in Canada of Cdn$260,000 which will expire between 2022 and 2032.

(c)

As of March 31, 2012, Mayors had federal and state net operating loss carry forwards in the U.S. of approximately $102.8 million and $93.7 million, respectively. Due to Section 382 limitations from the change in ownership for the year ended March 29, 2003, the utilization of approximately $35.3 million of the pre-acquisition net operating loss carry forwards is limited to approximately $953,000 on an annual basis through 2022. The federal net operating loss carry forwards expire beginning in fiscal 2020 through fiscal 2032 and the state net operating loss carry forwards expire beginning in fiscal 2018 through fiscal 2032. Mayors also has an alternative minimum tax credit carry forward of approximately $1.0 million to offset future federal income taxes.

Capital stock	12 Months Ended
Mar. 31, 2012
Capital stock [Abstract]
Capital stock
10.	Capital stock:

The Company has two classes of common stock outstanding: Class A and Class B. Class A voting shares receive one vote per share. The Class B multiple voting shares have substantially the same rights as the Class A voting shares except that each share of Class B multiple voting shares receives 10 votes per share.

	Class A common stock		Class B common stock		Total common stock
	Number of Shares	Amount	Number of Shares	Amount	Number of Shares	Amount
Balance as of March 27, 2010	3,672,407	$22,282	7,717,970	$38,613	11,390,377	$60,895
Exercise of stock options	128	–	–	–	128	–

Balance as of March 26, 2011	3,672,535	22,282	7,717,970	38,613	11,390,505	60,895
Exercise of stock options	1,080	1	–	–	1,080	1

Balance as of March 31, 2012	3,673,615	$22,283	7,717,970	$38,613	11,391,585	$60,896

Commitments	12 Months Ended
Mar. 31, 2012
Commitments/Contingencies [Abstract]
Commitments
11.	Commitments:

Operating leases:

The Company leases all of its retail stores under operating leases with the exception of one Birks & Mayors location. The rental costs are based on minimum annual rentals and for some of the stores, a percentage of sales. Such percentage of sales varies by location. In addition, most leases are subject to annual adjustments for increases in real estate taxes and common area maintenance costs. The Company also has operating leases for certain equipment.

Future minimum lease payments for the next five years and thereafter are as follows (in thousands):

Year ending March:
2013	$16,387
2014	13,660
2015	11,347
2016	9,412
2017	7,731
Thereafter	14,389

$72,926

Rent expense for the Company was approximately $26.2 million, including $0.5 million of contingent rent for the year ended March 31, 2012, $27.1 million, including $0.3 million of contingent rent for the year ended March 26, 2011 and $25.4 million, including $30,000 of contingent rent for the year ended March 27, 2010.

Contingencies	12 Months Ended
Mar. 31, 2012
Commitments/Contingencies [Abstract]
Contingencies
12.	Contingencies:

(a)

The Company and its subsidiaries, in the normal course of business, become involved from time to time in litigations and claims. While the final outcome with respect to claims and legal proceedings pending at March 31, 2012 cannot be predicted with certainty, management believes that adequate provisions have been recorded in the accounts where required and that the financial impact, if any, from claims related to normal business activities will not be material.

(b)

From time to time, the Company guarantees a portion of its private label credit card sales to its credit card vendor. At March 31, 2012 and March 26, 2011, the amount guaranteed under such arrangements was approximately $4.4 million and $5.0 million, respectively. At March 31, 2012 and March 26, 2011, the Company has recorded in accrued liabilities a reserve of $0.3 million and $0.4 million associated with this guaranteed amount.

(c)

The Company has entered into an agreement with Prime Investments S.A. under the terms of which Prime Investments will supply the Company with at least 45%, on an annualized cost basis, of the Company’s loose diamond requirements upon the satisfaction of certain conditions (see note 14(d)).

(d)

The Company entered into a five-year distribution agreement with Damiani International B.V. (“Damiani”) during fiscal 2010 in which the Company purchased an aggregate cost value of $10.6 million of jewelry products from Damiani for sale by the Company in Canada and the United States. The agreement provides that the Company will pay for the products on an annual basis beginning on February 15, 2010 based on the cost value of the products sold during the previous year. However, the Company must make minimum annual payments totaling an aggregate amount of $5.6 million during the term of the agreement. Under this agreement, the Company is also required to replenish certain jewelry products sold during each previous quarter with payment on these purchases required within 90 days of receipt during the life of the agreement. The Company also has the right to return up to $5 million of any unsold Damiani products at the end of the term of the agreement. The total amount payable under this agreement is included in accounts payable.

Segmented information	12 Months Ended
Mar. 31, 2012
Segmented information [Abstract]
Segmented information
13.	Segmented information:

The Company has two reportable segments Retail and Other. Retail operates 32 stores across Canada under the Birks brand, and 24 stores in the Southeastern U.S. under the Mayors brand, 1 store under the Rolex brand name in Orlando, as well as 2 retail locations in Calgary and Vancouver under the Brinkhaus brand. Other consists primarily of our corporate sales division which services business customers by providing them with unique items for recognition programs, service awards and business gifts, gold exchange which purchases gold and silver from clients and refines the metals purchased and manufacturing which produce unique products for the retail segment of our business.

The two segments are managed and evaluated separately based on gross profit. The accounting policies used for each of the segments are the same as those used for the consolidated financial statements. Inter-segment sales are made at amounts of consideration agreed upon between the two segments and intercompany profit is eliminated if not yet earned on a consolidated basis. The Company does not evaluate the performance of the Company’s assets on a segment basis for internal management reporting and, therefore, such information is not presented.

Certain information relating to the Company’s segments for the years ended March 31, 2012, March 26, 2011, and March 27, 2010, respectively, is set forth below:

	Retail			Other			Total
	2012	2011	2010	2012	2011	2010	2012	2011	2010
	(In thousands)
Sales to external customers	$279,345	$257,150	$241,819	$22,972	$13,798	$13,238	$302,317	$270,948	$255,057
Inter-segment sales	$–	$–	$–	$27,076	$21,875	$19,870	$27,076	$21,875	$19,870
Unadjusted gross profit	$125,749	$113,131	$102,752	$13,945	$8,626	$7,565	$139,694	$121,757	$110,317

The following sets forth reconciliations of the segments’ gross profits and certain unallocated costs to the Company’s consolidated gross profits for the years ended March 31, 2012, March 26, 2011 and March 27, 2010:

	Fiscal Year Ended
	March 31, 2012	March 26, 2011	March 27, 2010
	(In thousands)
Unadjusted gross profit	$139,694	$121,757	$110,317
Inventory provisions	(2,998)	(3,034)	(4,305)
Other unallocated costs	(3,051)	(2,417)	(1,372)
Adjustment of intercompany profit	(415)	2	12

Adjusted gross profit	$133,230	$116,308	$104,652

Sales to external customers and long-lived assets by geographical areas were as follows:

	Fiscal Year Ended
	March 31, 2012	March 26, 2011	March 27, 2010
	(In thousands)
Geographic Areas
Net Sales:
Canada	$163,027	$144,903	$135,402
United States	139,290	126,045	119,655

	$302,317	$270,948	$255,057

Long-lived assets:
Canada	$20,330	$20,232	$22,204
United States	7,805	7,366	8,520

	$28,135	$27,598	$30,724

Classes of Similar Products
Net sales:
Jewelry and other	$172,487	$159,306	$151,438
Timepieces	129,830	111,642	103,619

	$302,317	$270,948	$255,057

Related party transactions	12 Months Ended
Mar. 31, 2012
Related party transactions [Abstract]
Related party transactions
14.	Related party transactions:

(a)	The Company is party to certain related party transactions. Balances related to these related parties are disclosed in the consolidated financial statements except the following:

	Fiscal Year Ended
	March 31, 2012	March 26, 2011	March 27, 2010
	(In thousands)
Transactions:
Purchases of inventory from supplier related to shareholder	$1,803	$2,539	$2,086
Management fees to a related party	158	–	–
Consultant fees to a related party	165	161	104
Expense reimbursement to a related party	238	238	–
Interest expense on cash advance received from controlling shareholder	609	797	722
Wholesale distribution service payments to a related party	11	–	–
Balances:
Accounts payable to supplier related to shareholder	170	539	345
Accounts payable to related parties	69	32	52
Interest payable on cash advance received from controlling shareholder	47	57	59

(b)

On June 8, 2011, the Board of Directors approved the Company entering into a Management Consulting Service Agreement with Montrovest. Under the agreement, the Company pays Montrovest an annual retainer fee of €140,000 (equivalent to approximately $187,000 USD) in exchange for services related to the raising of capital for international expansion projects and such other services relating to merchandising and/or marketing of the Company’s products as the Company may request. The agreement will remain in effect until June 8, 2012 and will be extended automatically for successive terms of one year unless either party gives a 60 days notice of its intention not to renew. The yearly renewal of the agreement is subject to the review and approval of the Company’s Corporate Governance Committee and the Board of Directors. Mr. Berclaz, one of the Company’s directors, is the Chairman of the Supervisory Board of Directors of Montrovest and Mr. Coda-Nunziante, the Company’s Group Vice President, Strategy and Business Development, is a managing Director of Montrovest. In fiscal 2012, the Company paid approximately $158,000 under this agreement to Montrovest. The agreement was renewed for an additional one year period ending June 8, 2013. The Company’s Board of Directors approved entering into the agreement and its renewal with Montrovest in accordance with the Company’s Code of Conduct relating to related party transactions.

On December 17, 2008, the Company entered into a management subordination agreement with Montrovest and its senior lenders whereby it was permitted, subject to applicable law and approval by the Company’s corporate governance committee, to pay Montrovest a success fee in the event that it actually receives net cash proceeds from an equity issuance in an amount greater than $5 million in the aggregate due to efforts of Montrovest to facilitate such equity issuance. Such success fee was to be calculated as follows: (i) 7% of the net cash proceeds of such equity issuance in an amount greater than $5 million received by the Company will be paid to Montrovest upon receipt of the proceeds by the Company; and (ii) in the event that the net cash proceeds from such equity issuance was an amount greater than $10 million, then in addition to the 7% fee, Montrovest will be entitled to a monthly management fee of $25,000 continuing through December 30, 2012, provided that such fees would not exceed in the aggregate $800,000 per year. In June 2011, in conjunction with the amendment and extension of our senior credit facilities and Montrovest cash advance agreements, the management subordination agreement was amended and restated to eliminate the success fee and to allow the Company to pay Montrovest the annual retainer fee under the Management Consulting Services Agreement.

(c)

In February 2009 and May 2009, the Company received a $2.0 million and a $3.0 million, respectively, cash advance from Montrovest BV, to finance its working capital needs and for general corporate purposes. This advance and any interest thereon is subordinated to the indebtedness of the Company’s existing senior credit facilities and secured term loans and was convertible into a convertible debenture or Class A voting shares in the event of a private placement or, is repayable upon demand by Montrovest once conditions stipulated in the Company’s senior credit facilities permit such a payment. The cash advance bore interest at an annual rate of 16%, net of any withholding taxes, representing an effective interest rate of approximately 17.8%. If converted into convertible debentures or Class A voting shares, a fee of 7% of the outstanding principal amount of the cash advance would have been paid to Montrovest. In June 2011, the Company amended its cash advance agreements with Montrovest. Under the terms of the amended agreements, the annual interest rate on the $5.0 million in cash advances outstanding was reduced from 16%, net of withholding taxes to 11%, net of withholding taxes, representing an effective interest rate of approximately 12.2%. The amended agreements also eliminated the payment of a 7% fee if the debt is converted into convertible debentures or Class A voting shares. The Company also amended its management subordination agreement with Montrovest and its senior lenders, eliminating the payment of any success fee to Montrovest if the Company receives net cash proceeds of $5 million or more related to an equity issuance. The Company paid a one-time fee of $75,000 to Montrovest associated with the amendment of the cash advance agreements.

(d)

The Company has entered into a Diamond Inventory Supply Agreement with Prime Investments S.A. and a series of conditional sale agreements with companies affiliated with Prime Investments S.A. pursuant to which Prime Investments S.A. or a related party is entitled to supply Birks and its subsidiaries or affiliates with at least 45%, on an annualized cost basis, of such company’s aggregate loose diamond requirements, conditional upon the prices remaining competitive relative to market and needs in terms of quality, cut standards and specifications being satisfied. During fiscal 2012 and 2011, Birks purchased approximately $1.8 million and $2.5 million of diamonds from Prime Investments S.A. and related parties, respectively. Prime Investments S.A. beneficially owns 41.8% of the Company’s outstanding Class A voting shares.

(e)

On June 30, 2009, the Company’s Board of Directors approved the Company entering into a consulting services agreement with Gestofi S.A. (“Gestofi”) in accordance with the Company’s Code of Conduct relating to related party transactions. Under the agreement, Gestofi undertook to assign Mr. Niccolò Rossi di Montelera as the employee of Gestofi responsible for providing the consulting services related to the development of our Company’s e-commerce, new product development, wholesale business and such other services reasonably requested by our Chief Executive Officer or Chairman (collectively, the “Consulting Services”). The Consulting Services are provided to the Company for a fee of approximately Cdn$13,700 per month less any applicable taxes plus out of pocket expenses. The initial one-year term of the agreement began on August 1, 2009 and the agreement was renewed in June 2011 and April 2012 for an additional one-year term each. The agreement may be renewed for additional one year terms. Mr. Niccolò Rossi di Montelera is a member of the Board of Directors and the son of Dr. Rossi di Montelera, Birks & Mayors Chairman and a director of Gestofi.

(f)

In accordance with the Company’s Code of Conduct related to related party transactions, in April 2010 and April 2011 and February 2012 the Corporate Governance Committee and Board of Directors approved the reimbursement of expenses, such as rent, communication, administrative support and analytical service costs, incurred by Regaluxe in supporting the office of Dr. Lorenzo Rossi di Montelera, our Chairman, for work performed on behalf of the Company, up to a yearly maximum of $250,000. During fiscal 2012 and 2011, the Company paid $238,000 and $238,000 to Regaluxe under this agreement, respectively.

(g)

In April 2011, the Corporate Governance Committee and Board of Directors approved the Company’s entering in a Wholesale and Distribution Agreement with Regaluxe S.r.l. Under the agreement, Regaluxe S.r.l. is to provide services to the Company to support the distribution of the Company’s products in Italy through authorized dealers. The initial one-year term of the agreement began on June 1, 2011. Under this agreement the Company pays Regaluxe S.r.l. a net price for the Company’s products equivalent to the price, net of taxes, for the products paid by retailers to Regaluxe S.r.l. less a discount factor of 3.5%. The agreement’s initial term was until May 31, 2012. In February 2012, this agreement was renewed for an additional one year period and may be renewed by mutual agreement for additional one year terms. During fiscal 2012, the Company paid approximately $11,000 to Regaluxe S.r.L. under this agreement.

Financial instruments	12 Months Ended
Mar. 31, 2012
Financial instruments [Abstract]
Financial instruments
15.	Financial instruments:

(a)	Concentrations:

During the years ended March 31, 2012, March 26, 2011 and March 27, 2010, approximately 26%, 24% and 22%, respectively, of consolidated sales were of merchandise purchased from the Company’s largest supplier.

(b)	Fair value of financial instruments:

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. U.S. GAAP establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. U.S. GAAP prescribes three levels of inputs that may be used to measure fair value:

Level 1 – Quoted prices in active markets for identical assets or liabilities. Level 1 inputs are considered to carry the most weight within the fair value hierarchy due to the low levels of judgment required in determining fair values.

Level 2 – Observable market-based inputs or unobservable inputs that are corroborated by market data.

Level 3- Unobservable inputs reflecting the reporting entity’s own assumptions. Level 3 inputs are considered to carry the least weight within the fair value hierarchy due to substantial levels of judgment required in determining fair values.

The Company has determined that the carrying value of its cash and cash equivalents, accounts receivable and accounts payable and accrued liabilities approximates fair values as at the balance sheet date because of the short-term maturity of those instruments. For the $61.6 million of bank indebtedness and $11.3 million of long-term debt bearing interest at variable rates, the fair value is considered to approximate the carrying value.

The fair value of the remaining $39.6 million of fixed-rate long-term debt and $3.4 million of other long-term liabilities is estimated to be approximately $45.7 million. The fair value was calculated using the present value of future payments of principal and interest discounted at the current market rates of interest available to the Company for the same or similar debt instruments with the same remaining maturities. As a result, the Company has determined that the inputs used to value these long-term debts and liabilities fall within Level 2 of the fair value hierarchy.

Subsequent Event	12 Months Ended
Mar. 31, 2012
Subsequent Event [Abstract]
Subsequent Event
16.	Subsequent Event:

In April 2012, the Company filed a preliminary Registration Statement on Form F-1 in relation to a $5 million stock rights offering. The proceeds from the rights offering, if ultimately executed by the Company, are expected to be used to pay down interest-bearing debt under the Company’s Amended and Restated Cash Advance Agreements with Montrovest.